UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

_____________________

Date of Report (Date of earliest event reported) September 24, 2001

Piccadilly Cafeterias, Inc.
(Exact name of registrant as specified in its charter)

Louisiana (State of incorporation)	1-11754 (Commission File Number)	72-0604977 (IRS Employer Identification No.)

3232 Sherwood Forest Boulevard, Baton Rouge, Louisiana (Address of principal executive offices)	70816 (Zip Code)

(225) 293-9440
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5.     Other Events.

            On September 24, 2001, the Company issued a press release, filed herewith as Exhibit 99, announcing that it is submitting a plan to the New York Stock Exchange for continued listing of the Company's common stock.

Item 7.     Financial Statements and Exhibits.
(c)	Exhibits.
	99	Press Release dated September 24, 2001.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PICCADILLY CAFETERIAS, INC.

By: /S/ W. SCOTT BOZZELL
W. Scott Bozzell Executive Vice President and Secretary

Date: September 24, 2001